Exhibit 99.1

180 Life Sciences Corp. Announces Pricing of $2.9 Million Registered Direct Offering and Concurrent Private Placement Priced At-The-Market Under NASDAQ Rules

PALO ALTO, CA / ACCESSWIRE / December 27, 2024 / 180 Life Sciences Corp. (“180” or the “Company”) (NASDAQ:ATNF), a biotechnology company that is currently refocusing its business on the international entertainment and iGaming sector, today announced that it has entered into a securities purchase agreement with several institutional investors to sell 1,200,000 shares of common stock in a registered direct offering priced at market under Nasdaq rules. In a concurrent private placement, the Company also agreed to issue unregistered warrants to purchase up to an aggregate of 1,200,000 shares of common stock. The combined effective offering price for each share of common stock and accompanying warrants is $2.41. The warrants will have an exercise price of $2.28 per share, will be exercisable immediately, and expire on the five and a half year anniversary from the date of issuance.

The gross proceeds to the Company from the registered direct offering and concurrent private placement are estimated to be approximately $2.9 million before deducting the placement agent’s fees and other offering expenses payable by the Company. The offering is expected to close on or about December 30, 2024, subject to the satisfaction of customary closing conditions.

Maxim Group LLC is acting as the sole placement agent in connection with the offering.

The shares of common stock are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-265416), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2022. The offering of shares of common stock will be made only by means of a prospectus supplement that forms a part of such registration statement. The warrants to be issued in the concurrent private placement and the shares issuable upon exercise of such warrants were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and have not been registered under the Act or applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A prospectus supplement relating to the shares of common stock will be filed by the Company with the SEC. When available, copies of the prospectus supplement relating to the registered direct offering, together with the accompanying prospectus, can be obtained at the SEC’s website at www.sec.gov or from Maxim Group LLC, 300 Park Avenue, New York, NY 10022, Attention: Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895-3500.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is an innovative biotechnology company that is focused on advancing breakthrough treatments. With recent moves into the online gaming sector, the Company is leveraging its expertise and new strategic appointments to capitalize on the expanding opportunities in this market. The Company is dedicated to leveraging its recently acquired proprietary Technology Gaming Platform and expertise to capture emerging trends, particularly in cryptocurrency and blockchain technologies.

For more information, please visit www.180lifesciences.com.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements regarding the consummation of the offering, the satisfaction of customary closing conditions related to the offering and the use of proceeds in the offering; the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market; the Company’s ability to raise funding to support its operations and commercialize its newly acquired Gaming Technology Platform; the Company’s ability to commercialize its Gaming Technology Platform; the lack of experience of current management with operating a gaming company; the ability of the Company to build out or acquire a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cost thereof; our need for significant additional funding, the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; competition in the iGaming industry; risks relating to fraud, theft or cheating; our ability to obtain and maintain licenses, and the terms thereof; our required reliance on third party cloud service providers and providers of third-party communications infrastructure, hardware and software; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; our ability to commercialize our drug candidates, if proven successful for treatment in trials; risks regarding whether the administrative processes required for the issuance of patents will be completed in a timely manner or at all; risks regarding the outcome of pharmaceutical studies, the timing and costs thereof, and the ability to obtain sufficient participants; the timing of, outcome of, and results of, clinical trials statements regarding the timing of marketing authorization application (MAA) submissions to the UK Medicines and Healthcare products Regulatory Agency (MHRA) and New Drug Application submissions (NDA) to the U.S. Food and Drug Administration (FDA), our ability to obtain approval and acceptance thereof, the willingness of the MHRA to review such MAA and the FDA to review such NDA, and our ability to address outstanding comments and questions from the MHRA and FDA; statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180’s drug candidates, including potential delays in the enrollment and completion of clinical trials, the costs thereof, closures of such trials prior to enrolling sufficient participants in connection therewith, issues raised by the FDA, the MHRA and the European Medicines Agency (EMA); the ability of the Company to persuade regulators that chosen endpoints do not require further validation; timing and costs to complete required studies and trials, and timing to obtain governmental approvals; 180’s reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180’s planned products; 180’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, changes in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; statements relating to expectations regarding future agreements relating to the supply of materials and license and commercialization of products; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market products and the timing and costs of these programs; estimates of the size of the markets for the Company’s planned products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts.

These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Blair Jordan
Interim Chief Executive Officer
Email address: bjordan@180lifesciences.com

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